                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by Party other than the Registrant [_]
Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Fastenal Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement,
                         if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

      1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:

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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)   Proposed maximum aggregate value of transaction:

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      5)   Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)   Amount Previously Paid:

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      2)   Form, Schedule or Registration Statement No.:

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      3)   Filing Party:

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      4)   Date Filed:

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M1:0236530.01

                               FASTENAL COMPANY

2001 Theurer Boulevard
Winona, Minnesota 55987-1500
(507) 454-5374

                                                                 March 18, 1997

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Company's offices at 2001 Theurer Boulevard, Winona, Minnesota, commencing at 10 o'clock a.m., Central Time, on Tuesday, April 22, 1997.

  The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

  We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the Proxy and vote in person at that time if you so desire.

                                       Sincerely,

                                       /s/ Robert A. Kierlin
                                       Robert A. Kierlin
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                               FASTENAL COMPANY

                      -----------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 22, 1997

                      -----------------------------------

  The Annual Meeting of Shareholders of Fastenal Company will be held at the Company's offices at 2001 Theurer Boulevard, Winona, Minnesota, commencing at 10 o'clock a.m., Central Time, on Tuesday, April 22, 1997 for the following purposes:

     1. To elect a Board of Directors of five directors, to serve until the next regular meeting of shareholders or until their successors have been duly elected and qualified.

     2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1997.

     3. To transact such other business as may properly be brought before the meeting.

  The Board of Directors has fixed March 11, 1997 as the record date for the meeting, and only shareholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

  YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE URGENTLY REQUESTED TO MARK, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE THAT IS PROVIDED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO BEING EXERCISED, AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                       By Order of the Board of Directors,

                                       /s/ Stephen M. Slaggie
                                       Stephen M. Slaggie
                                       Secretary

Winona, Minnesota
March 18, 1997

                              ------------------

                                PROXY STATEMENT

                              ------------------

                              GENERAL INFORMATION

  The enclosed Proxy is being solicited by the Board of Directors of Fastenal Company (the "Company") for use in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 22, 1997 at the Company's offices at 2001 Theurer Boulevard, Winona, Minnesota, commencing at 10 o'clock a.m., Central Time, and at any adjournments thereof. Only shareholders of record at the close of business on March 11, 1997 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to an officer of the Company and not revoked will be voted in the manner specified. A shareholder executing a Proxy retains the right to revoke it at any time before it is exercised by notice in writing to an officer of the Company of termination of the Proxy's authority or a properly signed and duly returned Proxy bearing a later date.

  The address of the principal executive office of the Company is 2001 Theurer Boulevard, Winona, Minnesota 55987-1500 and the telephone number is (507) 454-5374. The mailing of this Proxy Statement and the Board of Directors' form of Proxy to shareholders will commence on or about March 18, 1997.

     DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

  Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive office no later than November 18, 1997 for inclusion in the Proxy Statement for that meeting.

                        SECURITY OWNERSHIP OF PRINCIPAL
                          SHAREHOLDERS AND MANAGEMENT

  The following table sets forth, as of March 1, 1997, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, by each director and nominee for the office of director, by the executive officer named in the Summary Compensation Table set forth under "Election of Directors--Executive Compensation" below, and by all directors and executive officers as a group. At March 1, 1997 there were 37,938,688 shares of Common Stock, par value $.01 per share, issued and outstanding, each of which is entitled to one vote.

                                      AMOUNT AND NATURE PERCENTAGE OF
 NAME AND, IF REQUIRED, ADDRESS         OF BENEFICIAL    OUTSTANDING
      OF BENEFICIAL OWNER              OWNERSHIP(1)(2)    SHARES(2)
 ------------------------------       ----------------- -------------
 Robert A. Kierlin.................       4,520,736(3)      11.92%
 Route 1, Box 65D
 Winona, Minnesota 55987

 Stephen M. Slaggie................       2,213,072(4)       5.83
 1870 Ralph Scharmer Drive
 Winona, Minnesota 55987

 Michael M. Gostomski..............       1,080,304(5)       2.85

 John D. Remick....................       1,482,872(6)       3.91

 Henry K. McConnon.................       1,096,412(7)       2.89

 Thomas H. Bailey..................       5,275,800(8)      13.91(8)
 Janus Capital Corporation
 Janus Venture Fund
 100 Fillmore Street, Suite 300
 Denver, Colorado 80206-4923

 Directors and executive officers
  as a group (6 persons)...........      10,267,511         27.06

--------
  (1) Except as otherwise indicated in the Notes below, the listed beneficial owner has sole voting power and investment power with respect to such shares.

  (2) Each director of the Company is a director and member of Hiawatha Education Foundation (together with its wholly-owned subsidiary, the "Foundation") and, as such, shares voting and investment power with respect to the shares of Common Stock of the Company owned by the Foundation. As a result, and pursuant to rules adopted by the Securities and Exchange Commission, the amount shown for each director includes not only the shares he owns of record, but also 31,000 shares owned of record by the Foundation. Each director disclaims beneficial ownership of the shares owned of record by the Foundation. Beneficial ownership of each director and of the directors and executive officers as a group, exclusive of the shares held by the Foundation, was, as of March 1, 1997, as follows: Mr. Kierlin, 4,489,736 shares (11.83% of the total outstanding shares); Mr. Slaggie, 2,182,072 shares (5.75% of the total outstanding shares); Mr. Gostomski, 1,049,304 shares (2.77% of the total outstanding shares); Mr. Remick, 1,451,872 shares (3.83% of the total outstanding shares); Mr. McConnon, 1,065,412 shares (2.81% of the total outstanding shares); and the directors and executive officers as a group, 10,236,511 shares (26.98% of the total outstanding shares).

  (3) Includes 2,000 shares held of record by Cotter High School (the "School"). Mr. Kierlin is a director and member of the investment committee of the School and, as such, shares voting and investment power with respect to the shares of Common Stock of the Company held of record by the School. Mr. Kierlin disclaims beneficial ownership of the shares held of record by the School.

  (4) Includes an aggregate of 66,200 shares held of record by certain of Mr. Slaggie's children and by Mr. Slaggie as custodian for those children, and 120,000 shares held of record by Mr. Slaggie's wife.

  (5) Includes 877,972 shares held of record by Mr. Gostomski's revocable living trust, over which Mr. Gostomski has voting and investment power, and 160,000 shares held of record by the revocable living trust of Mr. Gostomski's wife, over which Mr. Gostomski's wife has voting and investment power. Also includes 11,332 shares held of record by an irrevocable trust for the benefit of one of Mr. Gostomski's children. Mr. Gostomski has the power to substitute assets held by such irrevocable trust.

  (6) Includes 200,000 shares held of record by Mr. Remick's wife, and an aggregate of 40,000 shares held of record by certain of Mr. Remick's children and by Mr. Remick as custodian for those children.

  (7) Includes an aggregate of 32,650 shares held of record by Mr. McConnon's son and by Mr. McConnon as custodian for his son, 160,000 shares held of record by Mr. McConnon's wife, 12,000 shares held of record by Mr. McConnon's father with respect to which Mr. McConnon has investment power pursuant to a power of attorney granted to Mr. McConnon by his father, and 2,000 shares held of record by the School. Mr. McConnon is a director of the School and, as such, shares voting and investment power with respect to the shares of Common Stock of the Company held of record by the School. Mr. McConnon disclaims beneficial ownership of the shares held of record by the School.

  (8) According to an amendment to Schedule 13G statement filed with the Securities and Exchange Commission reflecting ownership as of December 31, 1996, Janus Capital Corporation, a registered investment adviser, and Mr. Bailey, a shareholder of Janus Capital Corporation and its president and chairman of the board, share voting and investment power with respect to 5,275,800 shares. The shares reported by Mr. Bailey and Janus Capital Corporation are held by several investment companies to which Janus Capital Corporation furnishes investment advice, one of which is Janus Venture Fund, which shares voting and investment power with respect to 1,922,600 of such shares (or 5.07% of the total outstanding shares). Janus Capital Corporation and Mr. Bailey disclaim beneficial ownership of all of the shares reported by them.

                             ELECTION OF DIRECTORS

NOMINEES AND REQUIRED VOTE

  The Restated Bylaws of the Company provide that the business of the Company shall be managed by or under the direction of a Board of Directors of not less than five nor more than nine directors, which number shall be fixed from time to time by the Board of Directors. Each director shall be elected at the Annual Meeting of Shareholders for a term that expires at the next regular shareholders' meeting and shall hold office for the term for which he was elected and until a successor is elected and has qualified. The Board of Directors has fixed the number of directors to be elected for the ensuing year at five and has nominated the five persons named below for election as directors. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the five nominees named below to constitute the entire Board of Directors.

  All of the nominees named below are current directors of the Company. Each nominee has indicated a willingness to serve as a director for the ensuing year, but in case any nominee is not a candidate at the meeting for any reason, the Proxies named in the enclosed form of Proxy may vote for a substitute nominee in their discretion.

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors is required for election to the Board of each of the five nominees named below. For this purpose, a shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors.

  The following table sets forth certain information as to each nominee for the office of director:

 NAME                                 AGE               POSITION
 ----                                 ---               --------
 Robert A. Kierlin...................  57 Chairman of the Board, President,
                                           Chief Executive Officer and Director
 Stephen M. Slaggie..................  57 Secretary and Director
 Michael M. Gostomski................  56 Director
 John D. Remick......................  60 Director
 Henry K. McConnon...................  57 Director

  Mr. Kierlin has been the Chairman of the Board, President and Chief Executive Officer of the Company and has served as a director since the Company's incorporation in 1968.

  Mr. Slaggie has been the Secretary of the Company and has served as a director since 1970. He became a full-time employee of the Company in December 1987, at which time he assumed the additional duties of Shareholder Relations Director and Insurance Risk Manager. From 1970 through June 1996, Mr. Slaggie also served as Treasurer of the Company.

  Mr. Gostomski has served as a director since 1973. Since June 1993, Mr. Gostomski has been the President of Winona Heating & Ventilating Co., a sheet metal and roofing contractor located in Winona, Minnesota. For more than five years prior to June 1993, Mr. Gostomski was a Vice President of Winona Heating & Ventilating Co.

  Mr. Remick has served as a director since the Company's incorporation in 1968. Since June 1993, Mr. Remick has been the President of Rochester Athletic Club, Inc., an athletic club located in Rochester, Minnesota. For more than five years prior to February 1992, Mr. Remick was employed as an engineer or engineer/manager by IBM at its Rochester, Minnesota facility.

  Mr. McConnon has served as a director since the Company's incorporation in 1968. For more than the past five years, Mr. McConnon has been the President of Wise Eyes, Inc., an eyeglass retailer and wholesaler located in State College, Pennsylvania.

  None of the above nominees is related to any other nominee or to any executive officer of the Company.

BOARD AND COMMITTEE MEETINGS

  The Company has an Audit Committee consisting of Robert A. Kierlin, John D. Remick and Michael M. Gostomski. The Audit Committee held two meetings during 1996. The Audit Committee has the authority to (a) make recommendations to the Board of Directors as to the engagement of independent auditors, (b) review with the independent auditors the scope and results of audit engagements, (c) review the scope, frequency and results of internal audits and examinations,
(d) review the adequacy of the Company's accounting policies and system of internal accounting controls, and (e) review all related party transactions for potential conflict-of-interest situations. The Company does not have a Nominating Committee or a Compensation Committee.

  The Board of Directors held two meetings during 1996.

  Each director of the Company receives an annual retainer of $1,000, and $500, plus reimbursement of reasonable expenses, for attendance at each meeting of the Board. Each member of the Audit Committee receives $250, plus reimbursement of reasonable expenses, for attendance at each Audit Committee meeting that is not held on the date of a meeting of the Board of Directors. All directors attended more than 75% of the aggregate number of meetings of the Board and Audit Committee on which they served during 1996.

EXECUTIVE COMPENSATION

  Summary of Compensation. Set forth in the following table is information with respect to the compensation of the Chief Executive Officer of the Company for each fiscal year of the Company in the three fiscal year period ended December 31, 1996:

                          SUMMARY COMPENSATION TABLE

NAME AND
PRINCIPAL POSITION                                             YEAR SALARY($)(1)
------------------                                             ---- ------------
Robert A. Kierlin............................................. 1996   $122,000
 Chairman of the Board, President                              1995   $122,500
 and Chief Executive Officer                                   1994   $122,500

--------
(1) Includes $2,000, $2,500 and $2,500 paid to Mr. Kierlin during 1996, 1995 and 1994, respectively, in his capacity as a director and member of the Audit Committee of the Company. See "Board and Committee Meetings" above.

  Mr. Kierlin is the only person who was an executive officer of the Company during the fiscal year ended December 31, 1996 and whose total salary and bonus for such fiscal year was $100,000 or more.

  Compensation Committee Interlocks and Insider Participation. As indicated under "Board and Committee Meetings" above, the Company does not have a Compensation Committee or any other committee of the Board of Directors performing equivalent functions. Decisions regarding compensation of executive officers of the Company are made by the Board of Directors. Two of the Company's executive officers, Robert A. Kierlin and Stephen M. Slaggie, are directors of the Company, and each participated in all deliberations of the Board during the fiscal year ended December 31, 1996 concerning executive officer compensation.

  Board Report on Executive Compensation. As required by the rules established by the Securities and Exchange Commission, the Board of Directors has prepared, for inclusion in this Proxy Statement, the following report on the compensation policies of the Board applicable to the Company's executive officers. The Company's executive officers during 1996 were its President (who is the Chief Executive Officer and a director of the Company), its Secretary (who is a director of the Company) and its Treasurer. The Company's Treasurer was hired by the Company in June 1996.

  At the first meeting of the Board of Directors in 1996, the Board established the maximum total compensation (base salary and, if applicable, bonus) to be paid to the Company's President and Secretary for the year. As shown in the table set forth under "Security Ownership of Principal Shareholders and Management" above, each of the Company's President and Secretary holds a significant portion of the Company's Common Stock, which was acquired by such officer at the time of the Company's incorporation. It is the philosophy of the Board of Directors that the President and Secretary should be modestly compensated by the Company, and that financial rewards for those officers should come in large part from increases in the value of the Company's stock held by them. Consistent with that philosophy, the Board set the maximum compensation of the Company's President and Secretary for 1996 at the same level as 1995.

  The President's compensation in 1996 consisted solely of base salary. The compensation of the Company's other executive officers in 1996 consisted of base salary and the potential for a quarterly bonus. The actual base salary paid to each of the President and Secretary was, within the limits established by the Board of Directors, determined by such officer based on such factors as such officer deemed appropriate, provided that the base salary paid to the Company's Secretary was subject to the review and approval of the President. The base salary paid to the Company's Treasurer was determined by the Company's President based on such factors as the President deemed appropriate pursuant to authority granted to the President by the Board of Directors at the time the Treasurer was hired. The bonuses paid to the Company's Secretary and Treasurer were paid under the Company's general employee bonus program for non-sales personnel. Under the bonus program, an aggregate bonus is calculated for each of the Company's departments based on the department achieving certain pre-determined cost containment goals. The aggregate bonus, if any, for each department is then allocated among the department's employees in a manner determined by the department's supervisor based on the level of responsibility of each employee, provided that such allocation is subject to the review and approval of the Company's President. The Company's Secretary was the supervisor of his department in 1996.

  There has been no increase in the annual base salary paid to the Company's President in the last ten completed fiscal years, or in the annual base salary paid to the Company's Secretary since he became a full-time employee of the Company in 1987. The salary paid to the Company's President in 1996, determined by him within the limits established by the Board of Directors, was 60% of the maximum compensation authorized for payment to him by the Board.

  The compensation policies and practices of the Board of Directors applicable to the Company's executive officers are not subject to specific criteria, and the factors considered by the Board in setting the maximum compensation of the President and Secretary (and by those officers in determining their actual base salary within the limits established by the Board and the base salary of the Company's Treasurer) were subjective, such as the level of compensation paid by the Company to its other employees. The Board is aware of the executive compensation historically paid by members of the peer group selected in connection with the preparation of the stock performance graph set forth below. However, the Board did not consider the compensation paid by the companies in the peer group to their chief executive officers in setting the maximum compensation of the Company's President for 1996, since the higher average level of compensation present at those companies does not reflect the philosophy of the Board that the President should be modestly compensated. The Company's performance was not a factor considered by the Board of Directors in setting the maximum compensation of the President and Secretary, nor did the Board require those officers to consider the Company's performance in determining their actual base salary or the base salary of the Treasurer. However, the Board of Directors believes that the compensation of the Company's executive officers in 1996 was low by national and regional standards (based on a comparison of executive compensation paid by the Company and certain other comparably sized companies published in a national business periodical), particularly in light of the Company's historical financial results; and that, as a result of their share ownership, the interests of the Company's President and Secretary are closely aligned with the long-term interests of the Company and its public shareholders.

  Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of compensation over $1,000,000 paid by a company to its executive officers. Since the Company's executive compensation is paid in cash and is set at levels such that each executive officer will receive compensation well below the $1,000,000 limit, the Board of Directors has determined that it is not necessary at this time to take any position with respect to the non-deductibility of compensation in excess of $1,000,000.

                                          The Board of Directors

                                          Robert A. Kierlin
                                          Stephen M. Slaggie
                                          Michael M. Gostomski
                                          John D. Remick
                                          Henry K. McConnon

  Performance Graph. Set forth below is a graph comparing, for a period of five years ended December 31, 1996, the yearly cumulative total shareholder return on the Company's Common Stock with the yearly cumulative total shareholder return of the NASDAQ Market Index and an index of a group of peer companies selected by the Company. The comparison of total shareholder returns assumes that $100 was invested on December 31, 1991 in each of the Company, the NASDAQ Market Index and the peer group index, and that dividends were reinvested when and as paid. The companies in the peer group are Lawson Products, Inc. ("Lawson"), Noland Company ("Noland"), Arden Industrial Products Inc. ("Arden") and MSC Industrial Direct Co., Inc. ("MSC"). The Company has added MSC to the peer group this year in place of Premier Industrial Corporation, which is no longer a publicly traded company and for which information regarding shareholder returns is no longer available to the Company. MSC is a direct marketer of industrial products to small and mid-sized industrial customers throughout the United States. The Company has included MSC because the Company believes that a peer group consisting of four companies as opposed to three is a better representative sample for comparative purposes. The Company is not included in the peer group. In calculating the yearly cumulative total shareholder return of the peer group index, the shareholder returns of the companies included in the peer group are weighted according to the stock market capitalizations of such companies at the beginning of each period for which a return is indicated. Of the companies included in the peer group, the stock of Lawson and Noland has been publicly traded for the entire five-year period covered by the performance graph, the stock of Arden has been publicly traded since February 1994, and the stock of MSC has been publicly traded since December 1995. The shareholder returns of Arden and MSC are first included in the calculation of cumulative total shareholder return of the peer group index for the years 1995 and 1996, respectively.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
       AMONG FASTENAL COMPANY, NASDAQ MARKET INDEX AND PEER GROUP INDEX

                           [LINE GRAPH APPEARS HERE]

                  1991      1992      1993      1994      1995      1996
                  ----     ------    ------    ------    ------    ------
Fastenal           100     126.48    189.23    249.80    516.88    560.00
NASDAQ             100     100.98    121.13    127.17    164.96    204.98
Peer Group         100     100.26    115.80    109.99    103.72    123.90


                       RELATIONSHIP WITH AND APPOINTMENT
                            OF INDEPENDENT AUDITORS

  The Board of Directors has selected KPMG Peat Marwick LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1997, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification in order to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1997.

  A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file initial reports of share ownership and reports of changes in share ownership with the Securities and Exchange Commission. Directors and officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and officers, all Section 16(a) filing requirements were met for the year ended December 31, 1996.

                              ADDITIONAL MATTERS

  The Annual Report of the Company for the fiscal year ended December 31, 1996, including financial statements, is being mailed with this Proxy Statement.

  As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the meeting calling for a vote of shareholders, it is intended that the shares represented by the Proxies solicited by the Board of Directors will be voted by the Proxies named therein in accordance with their best judgment.

  The Company will pay the cost of soliciting Proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and regular employees of the Company may solicit Proxies by telephone, telegram or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

  SHAREHOLDERS WHO WISH TO OBTAIN A COPY OF THE COMPANY'S 10-K ANNUAL REPORT, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, MAY DO SO WITHOUT CHARGE BY WRITING TO STEPHEN M. SLAGGIE, SECRETARY, AT THE COMPANY'S OFFICES, 2001 THEURER BOULEVARD, WINONA, MINNESOTA 55987-1500.

                                       By Order of the Board of Directors,
                                       /s/ Stephen M. Slaggie
                                       Stephen M. Slaggie
                                       Secretary

Dated: March 18, 1997

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PROXY                           FASTENAL COMPANY
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS--APRIL 22, 1997

  The undersigned, revoking any proxy heretofore given, hereby appoints Robert
A. Kierlin, Stephen M. Slaggie and Michael M. Gostomski, and each of them, as Proxies, each with full power of substitution, for and in the name of the undersigned to vote, as designated below, and on the reverse side hereof, all the shares of Common Stock of Fastenal Company registered in the name of the undersigned at the close of business on March 11, 1997, at the Annual Meeting of Shareholders to be held on April 22, 1997, and at any adjournment thereof.

1. Election of Directors. Nominees of the Board of Directors are Robert A. Kierlin, Stephen M. Slaggie, Michael M. Gostomski, John D. Remick and Henry
   K. McConnon.

   [_] FOR ALL NOMINEES LISTED ABOVE except vote withheld from the following nominee(s), if any:
   [_] WITHHOLD AUTHORITY to vote for all nominees listed above

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2. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the 1997 fiscal year.

   [_] FOR       [_] AGAINST      [_] ABSTAIN

             (continued, and to be dated and signed, on other side)


3. Any other business which may properly be considered and acted upon at said meeting.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED ON THE REVERSE SIDE AND FOR PROPOSAL 2. NOTWITHSTANDING THE FOREGOING, IF THIS PROXY IS TO BE VOTED FOR ANY NOMINEE NAMED ON THE REVERSE SIDE AND SUCH NOMINEE IS UNWILLING OR UNABLE TO SERVE, THIS PROXY WILL BE VOTED FOR A SUBSTITUTE IN THE DISCRETION OF THE PROXIES. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                           Dated: _______________________, 1997
                                               Please sign exactly as this
                                               Proxy is addressed.

                                           ------------------------------------

                                           ------------------------------------
                                                       (Signature)

                                           Jointly owned shares will be voted
                                           as directed if one owner signs
                                           unless another owner instructs to
                                           the contrary, in which case the
                                           shares will not be voted. When
                                           signing as attorney, executor,
                                           administrator, guardian, custodian,
                                           or corporate official, sign name
                                           and title.